[USAA
EAGLE
LOGO (r) ]
USAA SMALL CAP STOCK FUND SHARES
USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES
SUPPLEMENT DATED JULY 11, 2012
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

This supplement describes important changes affecting the USAA Small Cap Stock Fund (the Fund). These changes were proposed by USAA Asset Management Company (AMCO) and approved by the Fund's Board of Trustees (the Board) at its June 2012 meeting as being in the best interests of the Fund's shareholders.

Effective close of business on July 10, 2012, the subadvisory agreement between IMCO and Batterymarch Financial Management, Inc. (Batterymarch) terminated with respect to the Fund. AMCO recommended, and the Board approved, the termination of Batterymarch based on its long-term performance history. To replace Batterymarch, AMCO is proposing the addition of Cambiar Investors, LLC and Granahan Investment Management, Inc. as additional new subadvisers to the Fund. Consistent with AMCO’s manager selection approach, the Subadvisers have strong performance track records, rigorous and disciplined investment processes, and complementary investment styles.
The Subadvisers will continue to manage the Fund in a manner consistent with its existing investment objective and strategy.  The Fund will have three subadvisers total and shareholders will likely benefit from increased subadviser diversification.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2011, IS REVISED AS FOLLOWS:

Delete the reference to Batterymarch Financial Management, Inc. (Batterymarch) under the section entitled SUBADVISER(S) on page 6 of the Prospectus and replace with the following:

Cambiar Investors, LLC (Cambiar)
Granahan Investment Management, Inc. (GIMI)

Delete the Batterymarch portfolio manager disclosure under the section entitled PORTFOLIO MANAGER(S) on pages 6-7 of the Prospectus and replace with the following:

Cambiar Investors

Brian M. Barish, CFA is the President and Director of Research of Cambiar and is responsible for the oversight of all investment functions at the firm. He has co-managed the Fund since July 2012.

Andrew P. Baumbusch is a Principal and Senior Investment Analyst at Cambiar. He has co-managed the Fund since July 2012.

Jeffrey H. Susman is a Senior Investment Analyst at Cambiar. He has co-managed the Fund since July 2012.

GIMI

Gary C. Hatton, CFA, is co-Founder and Chief Investment Officer of GIMI and a Managing Director serving on the Executive Committee. He has co-managed the Fund since July 2012.

Jane M. White is co-Founder and President and Chief Executive Officer of GIMI, as well as a Managing Director serving on the Executive Committee. She has co-managed the Fund since July 2012.

Robert F. Granahan, CFA, is a Senior Vice President and Portfolio Manager of GIMI. Mr. Granahan's research has an emphasis in the Consumer sector. He has co-managed the Fund since July 2012.

Michael S. Allocco, CMT, joined GIMI in 2011 as a Vice President and Portfolio Manager. He has a generalist research approach. He has co-managed the Fund since July 2012.

Jennifer M. Pawloski is a Vice President and Portfolio Manager at GIMI with an expertise in the Technology sector. She has co-managed the Fund since July 2012.

Delete the reference to Batterymarch and their response to the question "How are the decisions to buy and sell securities made?" found on pages 10-11 of the Prospectus and replace with the following:

Cambiar Investors

In selecting investments for the Fund, Cambiar utilizes a bottom-up, research-focused investment philosophy that seeks to identify quality companies that are currently undervalued to their historical trading range, yet demonstrate catalysts not yet recognized by the market that could result in significant appreciation over a 1-2 year time horizon. While Cambiar may use various metrics in selecting securities for the Fund, a company must possess the following characteristics: attractive valuation, an identifiable performance catalyst(s), and material upside potential. In selecting investments for the Fund, Cambiar generally considers small-capitalization companies to be those companies with total market capitalizations less than $3 billion at the time of initial purchase.

In implementing its sell discipline, Cambiar sells stocks once a stock reaches its price target, when there is a decline in fundamentals, or the anticipated catalyst at purchase fails to materialize. Stocks also may be sold in favor of a more attractive investment opportunity.  Cambiar also will trim a holding if it becomes an outsized position within the Fund’s portfolio.

GIMI

In selecting investments for the Fund, GIMI employs fundamental, bottom-up research to invest in stocks of companies that, in the manager’s opinion, exhibit a critical combination of superior growth prospects and attractive stock valuations. GIMI believes that over a three to five year period, company earnings and business value drive stock prices; but over shorter time periods, stock valuation and market sentiment variations can have an equally vital impact. It is important to consider both the growth prospects and sentiment. The investments for the Fund will have a focus on companies with market capitalizations under $1.5 billion.

Buy and sell decisions are made by individual sleeve portfolio managers. Each portfolio manager has industry expertise and autonomy within their sector sleeves. Industry sector team collaboration provides critical input to investment decisions. The result is a risk-mitigated portfolio that is diversified in three ways: 1) by sleeve portfolio manager, 2) by industry sector, and 3) by LifeCyle category: Core Growth, Pioneer, and Special Situation. Each LifeCycle category has a different driver, and diversification over the three LifeCycles helps the portfolio team navigate the volatility in the small cap market. In addition, weekly and monthly meetings provide a top down overview of the overall portfolio.

Delete the third and fifth paragraphs found on page 16 of the Prospectus referencing the Investment Subadvisory Agreement with Batterymarch and replace with the following:

We have entered into Investment Subadvisory Agreements with Wellington Management, Cambiar, and GIMI, under which Wellington Management, Cambiar, and GIMI each provide day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Wellington Management, Cambiar, and GIMI are compensated directly by IMCO and not by the Fund.

Cambiar, located at 2401 East Second Avenue, Denver, Colorado 80206, is an independent, 100% employee-owned firm. Cambiar has been redefining value since 1973. Cambiar provides investment management services, to institutions which include, pension plans, endowments, foundations, state and municipal government entities, and private clients. As of June 30, 2012, Cambiar managed $6.8 billion assets.

GIMI, located at 275 Wyman Street, Waltham, Massachusetts 02451, is an independent, 100% employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices. At June 30, 2012, GIMI managed $2.79 billion in assets.

Delete the heading Batterymarch under the section entitled PORTFOLIO MANAGER(S) on pages 17-18 of the Prospectus and replace with the following:

Cambiar Investors

Brian M. Barish, CFA, is the President and Director of Research of Cambiar Investors and is responsible for the oversight of all investment functions at the firm. He has co-managed the Fund since July 2012. He has over 23 years of investment experience and has worked for Cambiar since 1997. His primary analytical responsibilities include company coverage within technology, autos, tobacco, and aerospace & defense. Education: B.A. in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst (CFA) designation.

Andrew P. Baumbusch is a Principal and Senior Investment Analyst at Cambiar Investors. He has co-managed the Fund since July 2012. He has over 14 years of investment experience and has worked for Cambiar since 2004. He is responsible for company coverage in the industrials, media and telecom sectors.  Education: M.B.A., the Stanford Graduate School of Business; and B.A. in Economics, Princeton University.

Jeffrey H. Susman is a Senior Investment Analyst at Cambiar Investors He has co-managed the Fund since July 2012. He has over 12 years of investment experience and has worked for Cambiar since 2005. He is responsible for company coverage in the consumer discretionary and technology sectors. Education: M.B.A. in Finance and Corporate Strategy, the University of Michigan; and a B.A. in Economics and International Relations, Tufts University.

GIMI

Gary C. Hatton, CFA, is co-Founder and Chief Investment Officer of GIMI and a Managing Director serving on the Executive Committee. He has co-managed the Fund since July 2012. His research expertise is in the Medical and Biotechnology Sectors. He has been with GIMI since 1985. Education: M.S. in Finance, University of Wisconsin at Madison; and B.S., University of Rhode Island.  He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.

Jane M. White is co-Founder and President and Chief Executive Officer of GIMI, as well as a Managing Director serving on the Executive Committee. She has co-managed the Fund since July 2012. Her research has an emphasis in the Technology Sector. She has been with GIMI since 1985. Education: B.A., Boston University and is a member of the CFA Institute and the Boston Security Analysts Society.

Robert F. Granahan, CFA, is a Senior Vice President and Portfolio Manager of GIMI. He has co-managed the Fund since July 2012. Mr. Granahan's research has an emphasis in the Consumer sector. He joined GIMI in 1995. Education: M.B.A., New York University; and a B.S., Tufts University. He holds the Chartered Financial Analyst CFA) designation and is a member of the CFA Institute as well as the Boston Security Analysts Society.

Michael S. Allocco, CMT, joined GIMI in 2011 as a Vice President and Portfolio Manager. He has co-managed the Fund since July 2012. He has a generalist research approach. Prior to joining GIMI, Mr. Allocco was the Chief Investment Officer of Brazos Capital Management (PineBridge Investments) in Dallas, Texas, where he led the small- and mid-cap growth equity teams. He also spent several years as a small-cap portfolio manager and technology analyst at HLM Management Company in Boston, Massachusetts. Education: M.B.A., the University of Chicago Graduate School of Business; and a B.A., the University of South Florida. He is a member of the Market Technicians Association and holds the Chartered Market Technician (CMT) designation.

Jennifer M. Pawloski is a Vice President and Portfolio Manager with an expertise in the Technology sector. She has co-managed the Fund since July 2012. Prior to joining GIMI in 2007, Ms. Pawloski was the Director of Equity Research for Longwood Investment Advisors in Boston, Massachusetts. Education: B.S., Bentley College.

97547-0712